AFL-CIO HIT Finances New Construction of Affordable Housing

in Minneapolis

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $55.7 million new construction of Peregrine Apartments in Minneapolis, MN. Located along the Mississippi River in the Hawthorne Neighborhood, the new development will add 163 units of much-needed, high-quality affordable apartment homes. Residents will have access to a variety of amenities, including enclosed parking, indoor and outdoor play areas, clubroom, fitness center, and dedicated flexible work and gather space. Many of the units will also have views overlooking the Mississippi River.

As part of its Midwest@Work Initiative, the HIT will purchase a $27.8 million participation in a $43.9 million construction and bridge loan. Additionally, the HIT made a forward commitment to purchase a $27.8 million Fannie Mae mortgage security backed by the permanent loan for the project. Since 1991, the HIT has financed 102 projects in Minnesota and 73 projects in the Twin Cities, all built with 100% union construction labor. Under its Midwest@Work Initiative, the HIT has financed 55 projects since 2016.

In addition to creating the union construction work and other economic benefits outlined here, all units will be restricted to households ranging from 30% to 80% of Area Median Income (AMI), and when averaged will not exceed 50% of AMI. Peregrine Apartments has secured 34 Project-Based Vouchers (PBV) administered by the Minneapolis Public Housing Authority. Families eligible for occupancy in the PBV units will pay no more than 30% of their household income in rent.

The building will incorporate green design elements throughout, including operating solar panels on a portion of the building’s roof and energy and water saving measures in and around the building. The project will pursue LEED certification through the U.S. Green Building Council.

The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-

friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

Unsubscribe {recipient's email}

Update Profile | Constant Contact Data Notice

Sent by info@aflcio-hit.com powered by

Try email marketing for free today!